SUPPLEMENT TO THE
FIDELITY ADVISOR FUNDS(registered trademark)
CLASS A, CLASS T, CLASS B, AND CLASS C
FEBRUARY 26, 1999
REVISED APRIL 9,1999 PROSPECTUS

Effective the close of business on December 29, 1999, shares of Advisor Intermediate Municipal Income Fund will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on December 29, 1999.

PROPOSED REORGANIZATION. The Board of Trustees of Fidelity Advisor Series II has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Advisor Intermediate Municipal Income Fund and Advisor Municipal Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Advisor Intermediate Municipal Income Fund solely in exchange for Class A, Class T, Class B, Class C, and Institutional Class shares of Advisor Municipal Income Fund equal in value to the relative net asset value of the outstanding shares of Class A, Class T, Class B, Class C, and Institutional Class, respectively, of Advisor Intermediate Municipal Income Fund. Following such exchange, Advisor Intermediate Municipal Income Fund will distribute the Advisor Municipal Income Fund shares to its shareholders pro rata to the corresponding class, in liquidation of Advisor Intermediate Municipal Income Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of the fund as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Advisor Intermediate Municipal Income Fund will be held on April 19, 2000, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Advisor Intermediate Municipal Income Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Advisor Municipal Income Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 25, 2000. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Advisor Intermediate Municipal Income Fund shareholders fail to approve the Agreement, Advisor Intermediate Municipal Income Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Advisor Intermediate Municipal Income Fund.

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND HAS BEEN RENAMED
FIDELITY ADVISOR VALUE STRATEGIES FUND. ALL REFERENCES TO ADVISOR
STRATEGIC OPPORTUNITIES THROUGHOUT THIS PROSPECTUS SHOULD BE REPLACED WITH ADVISOR VALUE STRATEGIES.

The following information replaces similar information found in the "Investment Summary" section beginning on page 3.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in securities of companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks).

(small solid bullet) Focusing investments in medium-sized companies, but may also invest substantially in larger or smaller companies.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

   The following information replaces the fourth bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section for Advisor Municipal Income Fund beginning on page 10.

   (small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers 3 Plus Year Municipal Bond Index.

The following information replaces similar information found in the "Performance" section on page 12.

The following information illustrates the changes in the funds' performance, as represented by the performance of Class T, from year to year and compares the funds' performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each of Advisor Balanced and Advisor Strategic Income may also compare its performance to the performance of a combination of market indexes over various periods of time. Each of Advisor Intermediate Municipal Income, Advisor Equity Income and Advisor Equity Growth may also compare their performance to the performance of an additional index over various periods of time. Data for the additional index for Advisor Intermediate Municipal Income is available only from June 30, 1993 to the present. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 18.

For the periods ended        Past 1 year  Past 5 years  Past 10 years/ Life of class*
December 31, 1998

ADVISOR VALUE STRATEGIES -    -5.10%      n/a            9.31%A
CLASS A

ADVISOR VALUE STRATEGIES -    -2.69%       9.81%         12.64%
CLASS T

ADVISOR VALUE STRATEGIES -    -4.67%      n/a            14.42%C
CLASS B

S&P 500                       28.58%       24.06%        19.21%

Russell MidCap Value Index    5.08%        17.53%        16.18%

Lipper Capital Appreciation   19.96%       14.96%        14.09%
Funds Average


* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.

A FROM JANUARY 1, 1997.

C FROM JANUARY 1, 1995.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section beginning on page 20.

For the periods ended         Past 1 year  Past 5 years  Past 10 years/ Life of class*
December 31, 1998

ADVISOR HIGH YIELD - CLASS A   -5.15%      n/a            4.47%A

ADVISOR HIGH YIELD - CLASS T   -3.93%       8.03%         12.59%

ADVISOR HIGH YIELD - CLASS B   -5.58%      n/a            10.20%B

ADVISOR HIGH YIELD - CLASS C   -2.07%      n/a            -2.07%C

Merrill Lynch High Yield       3.66%        9.01%         11.08%
Master Index

Merrill Lynch High Yield       2.95%        9.12%         11.18%
Master II Index

Lipper High Current Yield      -0.44%       7.37%         9.34%
Funds Average

ADVISOR STRATEGIC INCOME -     -2.48%      n/a            3.22%A
CLASS A

ADVISOR STRATEGIC INCOME -     -1.31%      n/a            10.41%B
CLASS T

ADVISOR STRATEGIC INCOME -     -3.07%      n/a            10.16%B
CLASS B

ADVISOR STRATEGIC INCOME -     0.46%       n/a            0.46%C
CLASS C

Merrill Lynch High Yield       3.66%       n/a            11.72%B
Master Index

Merrill Lynch High Yield       2.95%       n/a            11.82%B
Master II Index

Lipper Multi-Sector Income     1.30%       n/a            9.28%B
Funds Average

Fidelity Strategic Income      5.43%       n/a            11.47%B
Composite Index


* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.

A FROM JANUARY 1, 1997.

B FROM JANUARY 1, 1995.

C FROM JANUARY 1, 1998.

Fidelity Strategic Income Composite Index is a hypothetical representation of the performance of Advisor Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets and 15% emerging markets). The following indexes are used to calculate the Composite
Index: high yield - the Merrill Lynch High Yield Master II Index, U.S. Government and investment-grade - the Lehman Brothers Government Bond Index, foreign developed markets - the Salomon Brothers Non-U.S. Dollar World Government Bond Index, emerging markets - the J.P. Morgan Emerging Markets Bond Index Plus. The index weightings of the Composite Index are rebalanced monthly.

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 21.

Going forward, Advisor Value Strategies' performance will be compared to the Russell MidCap Value Index rather than the S&P 500. The Russell MidCap Value Index more closely reflects the fund's investment strategy.

Russell MidCap Value Index is a market capitalization-weighted index of medium capitalization value-oriented stocks of U.S. corporations.

Going forward, Advisor High Yield's and Advisor Strategic Income's performance will be compared to the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

The following information replaces similar information found in the "Investment Details" section beginning on page 31.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. The stocks of these companies are often called "value" stocks.

Although FMR focuses on investing the fund's assets in securities issued by medium-sized companies, FMR may also make substantial investments in securities issued by larger or smaller companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

   The following information replaces the fourth paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section for Advisor Municipal Income Fund on page 38.

   FMR uses the Lehman Brothers 3 Plus Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of October 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 12.9 and 14.6 years, respectively.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 40.

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

The following information replaces similar information found in the "Fund Management" section on page 50.

Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the Equity Funds, the Bond Funds (except Advisor Government Investment and Advisor Municipal Income), Advisor Intermediate Bond, and Advisor Short Fixed-Income. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Equity Funds, the Bond Funds (except Advisor Government Investment and Advisor Municipal Income), Advisor Intermediate Bond, and Advisor Short Fixed-Income.

Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the Equity Funds, the Bond Funds (except Advisor Government Investment and Advisor Municipal Income), Advisor Intermediate Bond, and Advisor Short Fixed-Income. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Equity Funds, the Bond Funds (except Advisor Government Investment and Advisor Municipal Income), Advisor Intermediate Bond, and Advisor Short Fixed-Income.

John Carlson is vice president and lead manager of Advisor Strategic Income, which he has managed since August 1995. Other Fidelity investment professionals assist Mr. Carlson in selecting investments for the fund. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.

Margaret Eagle is vice president and manager of Advisor High Yield, which she has managed since January 1987. Additionally, she is a senior vice president of Fidelity Trust Company. Since joining
Fidelity in 1980, Ms. Eagle has been an analyst and portfolio manager.

David Felman is vice president and manager of Advisor Mid Cap, which he has managed since August 1999. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.

Kevin Grant is vice president and manager of Advisor Balanced and Advisor Intermediate Bond, which he has managed since March 1996 and October 1995, respectively. Mr. Grant manages the fixed-income investments for Advisor Balanced. He also manages several other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.

The following information found in the "Fund Management" section on page 51 is no longer applicable.

Ian Spreadbury is manager of Advisor Strategic Income's foreign bond investments, which he has managed since May 1998. He also manages another Fidelity fund. Additionally, Mr. Spreadbury is a director of fixed income and a portfolio manager for Fidelity International Limited (FIL). Prior to joining Fidelity in 1995, Mr. Spreadbury was a senior fund manager with Legal & General, Limited, from 1981 to 1995.

The following information replaces the last paragraph found in the "Fund Management" section on page 51.

For Advisor Value Strategies, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment decreases the management fee if the fund has performed worse than the S&P 500. After December 31, 2000, no performance adjustment will be applied to the basic fee.

For Advisor Growth Opportunities, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.

The following information replaces the seventh paragraph found in the "Fund Management" section on page 52.

For Advisor Value Strategies, the performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is subtracted from the basic fee if the fund's performance over the performance period is worse than that of the S&P 500. The maximum annualized performance adjustment rate is -0.20% of the fund's average net assets over the performance period.

For Advisor Growth Opportunities, the performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.

The following information replaces similar information found in the "Fund Distribution" section on page 53.

SALES CHARGES AND CONCESSIONS - CLASS A

SHORT FIXED-INCOME FUND:   Sales Charge

                           As a % of  offering price  As an approximate % of net  Investment  professional
                                                      amount invested             concession as % of offering
                                                                                  price

Up to $499,999              1.50%                      1.52%                       1.25%

$500,000 to $999,999        1.00%                      1.01%                       0.75%

$1,000,000 to $24,999,999   None*                      None*                       *

$25,000,000 or more         None*                      None*                       *


* SEE "FINDER'S FEE" SECTION ON PAGE 56.
The following information supplements similar information found in the "Fund Distribution" section on page 55.

A front-end sales charge will not apply to the following Class A shares:

10. Purchased by the Fidelity Investments Charitable Gift Fund.

The following information replaces similar information found in the "Fund Distribution" section on page 56.

A front-end sales charge will not apply to the following Class T shares:

10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

The following information supplements similar information found in the "Fund Distribution" section on page 56.

A front-end sales charge will not apply to the following Class T shares:

14. Purchased by the Fidelity Investments Charitable Gift Fund.

The following information replaces similar information found in the "Financial Highlights" section on page 95.

ADVISOR INTERMEDIATE MUNICIPAL INCOME - CLASS B

Selected Per-Share Data and
Ratios

Years ended November 30      1998G      1997      1996      1995      1994D

Net asset value, beginning   $ 10.590   $ 10.410  $ 10.380  $ 9.400   $ 9.890
of period

Income from Investment
Operations

 Net interest income          .339       .382      .394      .373      .155

 Net realized and             .200       .181      .030      .980      (.490)
unrealized gain (loss)

 Total from investment        .539       .563      .424      1.353     (.335)
operations

Less Distributions

 From net interest income     (.339)     (.382)    (.394)    (.373)    (.155)

 From net realized gain      (.030)     (.001)    --        --        --

 Total distributions         (.369)     (.383)    (.394)    (.373)    (.155)

Net asset value, end of     $ 10.760   $ 10.590  $ 10.410  $ 10.380  $ 9.400
period

Total returnB,C              5.17%      5.54%     4.21%     14.60%    (3.44)%

Net assets, end of period   $ 11,134   $ 7,917   $ 7,445   $ 6,226   $ 1,682
(000 omitted)

Ratio of expenses to         1.65%A,E   1.65%E    1.66%E    1.68%E    1.65%A,E
average net assets

Ratio of net interest        3.45%A     3.67%     3.76%     3.71%     3.74%A
income to average net assets

Portfolio turnover           26%A,F     18%       35%       53%       53%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1994.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31




SUPPLEMENT TO THE
FIDELITY ADVISOR FUNDS(registered trademark)
INSTITUTIONAL CLASS
FEBRUARY 26,1999 PROSPECTUS

Effective the close of business on December 29, 1999, shares of Advisor Intermediate Municipal Income Fund will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on December 29, 1999.

PROPOSED REORGANIZATION. The Board of Trustees of Fidelity Advisor Series II has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Advisor Intermediate Municipal Income Fund and Advisor Municipal Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Advisor Intermediate Municipal Income Fund solely in exchange for Class A, Class T, Class B, Class C, and Institutional Class shares of Advisor Municipal Income Fund equal in value to the relative net asset value of the outstanding shares of Class A, Class T, Class B, Class C, and Institutional Class, respectively, of Advisor Intermediate Municipal Income Fund. Following such exchange, Advisor Intermediate Municipal Income Fund will distribute the Advisor Municipal Income Fund shares to its shareholders pro rata to the corresponding class, in liquidation of Advisor Intermediate Municipal Income Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of the fund as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Advisor Intermediate Municipal Income Fund will be held on April 19, 2000, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Advisor Intermediate Municipal Income Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Advisor Municipal Income Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 25, 2000. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Advisor Intermediate Municipal Income Fund shareholders fail to approve the Agreement, Advisor Intermediate Municipal Income Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Advisor Intermediate Municipal Income Fund.

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND HAS BEEN RENAMED
FIDELITY ADVISOR VALUE STRATEGIES FUND. ALL REFERENCES TO ADVISOR
STRATEGIC OPPORTUNITIES THROUGHOUT THIS PROSPECTUS SHOULD BE REPLACED WITH ADVISOR VALUE STRATEGIES.

The following information replaces similar information found in the "Investment Summary" section beginning on page 3.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in securities of companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks).

(small solid bullet) Focusing investments in medium-sized companies, but may also invest substantially in larger or smaller companies.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

   The following information replaces the fourth bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section for Advisor Municipal Income Fund beginning on page 10.

   (small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers 3 Plus Year Municipal Bond Index.

The following information replaces similar information found in the "Performance" section on page 11.

The following information illustrates the changes in the funds' performance from year to year and compares the funds' performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each of Advisor Balanced and Advisor Strategic Income may also compare its performance to the performance of a combination of market indexes over various periods of time. Each of Advisor Intermediate Municipal Income, Advisor Equity Income and Advisor Equity Growth may also compare their performance to the performance of an additional index over various periods of time. Data for the additional index for Advisor Intermediate Municipal Income is available only from June 30, 1993 to the present. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 18.

For the periods ended        Past 1 year  Past 5 years  Past 10 years/ Life of class*
December 31, 1998

ADVISOR VALUE STRATEGIES      1.12%       n/a            9.16%B

S&P 500                       28.58%      n/a            28.23%B

Russell MidCap Value Index    5.08%       n/a            19.30%B

Lipper Capital Appreciation   19.96%      n/a            16.12%B
Funds Average


* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.

B FROM JANUARY 1, 1996.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 19.

For the periods ended       Past 1 year  Past 5 years  Past 10 years/ Life of class*
December 31, 1998

ADVISOR HIGH YIELD           -0.18%      n/a            9.23%A

Merrill Lynch High Yield     3.66%       n/a            9.11%A
Master Index

Merrill Lynch High Yield     2.95%       n/a            9.07%A
Master II Index

Lipper High Current Yield    -0.44%      n/a            8.21%A
Funds Average

ADVISOR STRATEGIC INCOME     2.49%       n/a            8.21%A

Merrill Lynch High Yield     3.66%       n/a            9.11%A
Master Index

Merrill Lynch High Yield     2.95%       n/a            9.10%A
Master II Index

Lipper Multi-Sector Income   1.30%       n/a            6.92%A
Funds Average

Fidelity Strategic Income    5.43%       n/a            8.75%A
Composite Index


* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.

A FROM JANUARY 1, 1996.

Fidelity Strategic Income Composite Index is a hypothetical representation of the performance of Advisor Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets and 15% emerging markets). The following indexes are used to calculate the Composite
Index: high yield - the Merrill Lynch High Yield Master II Index, U.S. Government and investment-grade - the Lehman Brothers Government Bond Index, foreign developed markets - the Salomon Brothers Non-U.S. Dollar World Government Bond Index, emerging markets - the J.P. Morgan Emerging Markets Bond Index Plus. The index weightings of the Composite Index are rebalanced monthly.

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 20.

Going forward, Advisor Value Strategies' performance will be compared to the Russell MidCap Value Index rather than the S&P 500. The Russell MidCap Value Index more closely reflects the fund's investment strategy.

Russell MidCap Value Index is a market capitalization-weighted index of medium capitalization value-oriented stocks of U.S. corporations.

Going forward, Advisor High Yield's and Advisor Strategic Income's performance will be compared to the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

The following information replaces similar information found in the "Investment Details" section beginning on page 28.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. The stocks of these companies are often called "value" stocks.

Although FMR focuses on investing the fund's assets in securities issued by medium-sized companies, FMR may also make substantial investments in securities issued by larger or smaller companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section on page 37.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

   The following information replaces the fourth paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section for Advisor Municipal Income Fund on page 35.

   FMR uses the Lehman Brothers 3 Plus Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of October 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 12.9 and 14.6 years, respectively.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 37.

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

The following information replaces similar information found in the "Fund Management" section beginning on page 46.

John Carlson is vice president and lead manager of Advisor Strategic Income, which he has managed since August 1995. Other Fidelity investment professionals assist Mr. Carlson in selecting investments for the fund. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.

Margaret Eagle is vice president and manager of Advisor High Yield, which she has managed since January 1987. Additionally, she is a senior vice president of Fidelity Trust Company. Since joining
Fidelity in 1980, Ms. Eagle has been an analyst and portfolio manager.

David Felman is vice president and manager of Advisor Mid Cap, which he has managed since August 1999. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.

Kevin Grant is vice president and manager of Advisor Balanced and Advisor Intermediate Bond, which he has managed since March 1996 and October 1995, respectively. Mr. Grant manages the fixed-income investments for Advisor Balanced. He also manages several other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.

The following information found in the "Fund Management" section on page 47 is no longer applicable.

Ian Spreadbury is manager of Advisor Strategic Income's foreign bond investments, which he has managed since May 1998. He also manages another Fidelity fund. Additionally, Mr. Spreadbury is a director of fixed income and a portfolio manager for Fidelity International Limited (FIL). Prior to joining Fidelity in 1995, Mr. Spreadbury was a senior fund manager with Legal & General, Limited, from 1981 to 1995.

The following information replaces the fourth paragraph found in the "Fund Management" section on page 48.

For Advisor Value Strategies, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment decreases the management fee if the fund has performed worse than the S&P 500. After December 31, 2000, no performance adjustment will be applied to the basic fee.

For Advisor Growth Opportunities, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.

The following information replaces the twelfth paragraph found in the "Fund Management" section on page 48.

For Advisor Value Strategies, the performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is subtracted from the basic fee if the fund's performance over the performance period is worse than that of the S&P 500. The maximum annualized performance adjustment rate is - 0.20% of the fund's average net assets over the performance period.

For Advisor Growth Opportunities, the performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.

The following information replaces similar information found in the "Financial Highlights" section on page 59.

ADVISOR INTERMEDIATE MUNICIPAL INCOME

Selected Per-Share Data
and Ratios

Years ended November 30     1998G     1997      1996      1995      1994      1993

Net asset value, beginning  $ 10.590  $ 10.410  $ 10.360  $ 9.410   $ 10.460  $ 11.080
of period

Income from Investment
Operations

 Net interest income         .427      .475      .487      .477      .481      .536

 Net realized and            .210      .181      .050      .950      (1.030)   .260
unrealized gain (loss)

 Total from investment       .637      .656      .537      1.427     (.549)    .796
operations

Less Distributions

 From net interest income    (.427)    (.475)    (.487)    (.477)    (.481)    (.536)

 From net realized gain      (.030)    (.001)    --        --        --        (.880)

 In excess of net realized   --        --        --        --        (.020)    --
gain

 Total distributions         (.457)    (.476)    (.487)    (.477)    (.501)    (1.416)

Net asset value, end of     $ 10.770  $ 10.590  $ 10.410  $ 10.360  $ 9.410   $ 10.460
period

Total returnB,C              6.14%     6.48%     5.36%     15.44%    (5.43)%   8.01%

Net assets, end of period   $ 6,328   $ 6,098   $ 6,455   $ 11,085  $ 11,702  $ 15,076
(000 omitted)

Ratio of expenses to         .75%A,D   .75%D     .75%D     .70%D     .65%D     .65%D
average net assets

Ratio of expenses to         .75%A     .75%      .74%E     .70%      .65%      .65%
average net assets after
expense reductions

Ratio of net interest        4.36%A    4.57%     4.68%     4.96%     4.75%     5.01%
income to average net assets

Portfolio turnover           26%A,F    18%       35%       53%       53%       46%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31

The following information replaces similar information found on the back cover.

Fidelity Advisor Funds, Fidelity Investments & (Pyramid) Design,
Fidelity, Fidelity Investments, and Directed Dividends are registered trademarks of FMR Corp.

TechnoQuant and Portfolio Advisory Services are service marks of FMR
Corp.



SUPPLEMENT TO THE
FIDELITY ADVISOR FUNDS(registered trademark)
CLASS A, CLASS T, CLASS B, CLASS C, INSTITUTIONAL CLASS, AND INITIAL
CLASS
FEBRUARY 26, 1999
REVISED APRIL 9, 1999

STATEMENT OF ADDITIONAL INFORMATION

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND HAS BEEN RENAMED
FIDELITY ADVISOR VALUE STRATEGIES FUND. ALL REFERENCES TO ADVISOR
STRATEGIC OPPORTUNITIES THROUGHOUT THIS SAI SHOULD BE REPLACED WITH ADVISOR VALUE STRATEGIES.

THE FOLLOWING INFORMATION REPLACES NON-FUNDAMENTAL INVESTMENT
LIMITATION (III) BEGINNING ON PAGE 3 FOR EACH FUND EXCEPT ADVISOR
EMERGING MARKETS INCOME FUND AND ADVISOR STRATEGIC INCOME FUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

THE FOLLOWING INFORMATION REPLACES NON-FUNDAMENTAL INVESTMENT
LIMITATION (IV) ON PAGES 24 AND 27, RESPECTIVELY, FOR ADVISOR EMERGING MARKETS INCOME FUND AND ADVISOR STRATEGIC INCOME FUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

THE FOLLOWING INFORMATION REPLACES NON-FUNDAMENTAL INVESTMENT
LIMITATION (V) BEGINNING ON PAGE 3 FOR EACH FUND EXCEPT ADVISOR
EMERGING MARKETS INCOME FUND, ADVISOR STRATEGIC INCOME FUND, ADVISOR MUNICIPAL INCOME FUND AND ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES NON-FUNDAMENTAL INVESTMENT
LIMITATION (VI) ON PAGES 25 AND 27, RESPECTIVELY, FOR ADVISOR EMERGING MARKETS INCOME FUND AND ADVISOR STRATEGIC INCOME FUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR LATIN AMERICA FUND" SECTION BEGINNING ON PAGE 3.

For purposes of normally investing at least 65% of the fund's total assets in securities of Latin American issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR JAPAN FUND" SECTION BEGINNING ON PAGE 4.

For purposes of normally investing at least 65% of the fund's total assets in securities of Japanese issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR EUROPE CAPITAL APPRECIATION FUND" SECTION BEGINNING ON PAGE 5.

For purposes of normally investing at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND" SECTION BEGINNING ON PAGE 6.

For purposes of normally investing at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR OVERSEAS FUND" AND "INVESTMENT LIMITATIONS OF ADVISOR
DIVERSIFIED INTERNATIONAL FUND" SECTIONS BEGINNING ON PAGES 7 AND 8,
RESPECTIVELY.

For purposes of normally investing at least 65% of the fund's total assets in foreign securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR GLOBAL EQUITY FUND" SECTION BEGINNING ON PAGE 9.

For purposes of normally investing at least 65% of the fund's total assets in common stocks, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR SMALL CAP FUND" SECTION BEGINNING ON PAGE 11.

For purposes of normally investing at least 65% of the fund's total assets in securities of companies with small market capitalizations, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR MID CAP FUND" SECTION BEGINNING ON PAGE 13.

For purposes of normally investing at least 65% of the fund's total assets in securities of companies with medium market capitalizations, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR EQUITY GROWTH FUND" SECTION BEGINNING ON PAGE 15.

For purposes of normally investing at least 65% of the fund's total assets in common stocks, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR LARGE CAP FUND" SECTION BEGINNING ON PAGE 16.

For purposes of normally investing at least 65% of the fund's total assets in securities of companies with large market capitalizations, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR DIVIDEND GROWTH FUND" SECTION BEGINNING ON PAGE 17.

For purposes of normally investing at least 65% of the fund's total assets in securities of companies that FMR believes have the potential for dividend growth by either increasing their dividends or commencing dividends, if none are currently paid, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR EQUITY INCOME FUND" SECTION BEGINNING ON PAGE 21.

For purposes of normally investing at least 65% of the fund's total assets in income-producing equity securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR BALANCED FUND" SECTION BEGINNING ON PAGE 23.

For purposes of investing at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock), FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR EMERGING MARKETS INCOME FUND" SECTION BEGINNING ON PAGE 24.

For purposes of normally investing at least 65% of the fund's total assets in debt securities of issuers in emerging markets, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR HIGH YIELD FUND" SECTION BEGINNING ON PAGE 25.

For purposes of normally investing at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR GOVERNMENT INVESTMENT FUND" SECTION BEGINNING ON PAGE 27.

For purposes of normally investing at least 65% of the fund's total assets in U.S. Government securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT LIMITATIONS OF ADVISOR MORTGAGE SECURITIES FUND" SECTION BEGINNING ON PAGE 28.

For purposes of normally investing at least 65% of the fund's total assets in investment-grade mortgage-related securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 45.

SOURCES OF CREDIT OR LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 82.

                                                                                         Average Annual Returns1

                            Fiscal Period Ended  Thirty-Day Yield  Tax Equivalent Yield  One Year               Five Years

Advisor Intermediate                              2.63%             4.11%                 2.67%                  4.30%
Municipal Income - Class B

Advisor Intermediate                              3.54%             5.53%                 6.73%                  5.22%
Municipal Income -
Institutional



                            Average Annual Returns1      Cumulative Returns1

                            Ten Years/ Life of Fund*     One Year             Five Years  Ten Years/ Life of Fund*

Advisor Intermediate         6.12%                        2.67%               23.43%      81.13%
Municipal Income - Class B

Advisor Intermediate         6.62%                        6.73%               29.00%      89.84%
Municipal Income -
Institutional


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 95.

ADVISOR VALUE STRATEGIES -
CLASS A

Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Value Strategies on December 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $9,425. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,359. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $2,721 for dividends and $6,971 for capital gain distributions. Initial offering of Class A of Advisor Value Strategies took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

ADVISOR VALUE STRATEGIES -
CLASS T

Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Value Strategies on December 1, 1988, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $9,650. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,398. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $2,677 for dividends and $7,095 for capital gain distributions. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

ADVISOR VALUE STRATEGIES -
CLASS B

Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Value Strategies on December 1, 1988, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,789. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $2,767 for dividends and $7,277 for capital gain distributions. Initial offering of Class B of Advisor Value Strategies took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

ADVISOR VALUE STRATEGIES -
INSTITUTIONAL CLASS

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Value Strategies on December 1, 1988, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $26,287. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $3,426 for dividends and $7,328 for capital gain distributions. Initial offering of Institutional Class of Advisor Value Strategies took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Initial Class which has no 12b-1 fee. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

ADVISOR VALUE STRATEGIES -
INITIAL CLASS

Explanatory Notes: With an initial investment of $10,000 in Initial Class of Advisor Value Strategies on December 1, 1988, the net amount invested in Initial Class shares was $10,000.The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $26,269. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $3,396 for dividends and $7,353 for capital gain distributions. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 134.

During the 10-year period ended October 31, 1998, a hypothetical
$10,000 investment in Class B of Advisor Intermediate Municipal Income would have grown to $18,113.

ADVISOR INTERMEDIATE
MUNICIPAL INCOME - CLASS B

Fiscal Year Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1998                      $ 10,142                  $ 6,753                       $ 1,218                      $ 18,113



ADVISOR INTERMEDIATE          INDEXES
MUNICIPAL INCOME - CLASS B

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1998                          $ 51,835  $ 52,786  $ 13,644


During the 10-year period ended October 31, 1998, a hypothetical
$10,000 investment in Institutional Class of Advisor Intermediate
Municipal Income would have grown to $18,984.

ADVISOR INTERMEDIATE
MUNICIPAL INCOME -
INSTITUTIONAL CLASS

Fiscal Year Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1998                      $ 10,151                  $ 7,611                       $ 1,222                      $ 18,984



ADVISOR INTERMEDIATE          INDEXES
MUNICIPAL INCOME -
INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1998                          $ 51,835  $ 52,786  $ 13,644


THE FOLLOWING INFORMATION REPLACES THE FOURTH AND FIFTH PARAGRAPHS UNDER "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION ON PAGE 138.

Advisor Strategic Income may compare its performance to that of the Fidelity Strategic Income Composite Index which is a hypothetical representation of the performance of the fund's general investment categories according to their respective weightings in the fund's neutral mix. The Fidelity Strategic Income Composite Index represents Advisor Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets and 15% emerging markets). The following indexes are used to calculate the Fidelity Strategic Income Composite Index:
Merrill Lynch High Yield Master II Index for the high yield category, Lehman Brothers Government Bond Index for the U.S. Government and investment grade category, Salomon Brothers Non-U.S. Dollar World Government Bond Index for the foreign developed markets category, and J.P. Morgan Emerging Markets Bond Index Plus for the emerging markets category. The index weightings of the Fidelity Strategic Income Composite Index are rebalanced monthly.

MERRILL LYNCH HIGH YIELD MASTER II INDEX is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. Issues must have an outstanding par value of at least $50 million to be included in the index.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 139.

Each of Advisor TechnoQuant Growth, Advisor Value Strategies, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income, Advisor Asset Allocation, and Advisor Balanced may compare its performance to that of the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks.

Advisor Value Strategies may compare its performance to that of the Russell MidCap Value Index, a market capitalization-weighted index of medium-capitalization stocks determined by Russell to be value stocks as measured by their lower price-to-book ratios and lower forecasted growth values.

Each of Advisor High Yield and Advisor Strategic Income may compare its performance to that of the Merrill Lynch High Yield Master II Index, a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. Issues must have an outstanding par value of at least $50 million to be included in the index.

   THE FOLLOWING INFORMATION REPLACES THE LAST PARAGRAPH FOLLOWING THE HEADING "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION
BEGINNING ON PAGE 140.

   Each municipal bond fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Advisor Municipal Income may also compare its performance to that of the Lehman Brothers 3 Plus Year Municipal Bond Index, a market value-weighted index for investment grade municipal bonds with maturities of three years or more. Advisor Intermediate Municipal Income may also compare its performance to that of the Lehman Brothers 1-17 Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities between one and 17 years. Issues included in each index have been issued after December 31, 1990, have an outstanding par value of at least $3 million, and have been issued as part of an offering of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index. Beginning January 1, 2000, issues included in each index will have an outstanding par value of at least $5 million.

THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 147.

CLASS A SHARES ONLY

10. to shares purchased by the Fidelity Investments Charitable Gift
Fund.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 148.

CLASS T SHARES ONLY

10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 148.

CLASS T SHARES ONLY

14. to shares purchased by the Fidelity Investments Charitable Gift
Fund.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 149.

FOR CLASS A AND CLASS T SHARES ONLY

For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made (i) with the proceeds from the redemption of shares of any Fidelity fund or
(ii) by the Fidelity Investments Charitable Gift Fund, will not be considered "eligible purchases."

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 151.

NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 155 HAS BEEN REMOVED.

LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION REPLACES THE "COMPENSATION TABLE" FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 155.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended in 1998, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A   Edward C. Johnson 3d**  Abigail P. Johnson **  J. Gary  Burkhead**  Ralph  F. Cox
FUND

Advisor Latin AmericaB,+        $ 0                     $ 0                    $ 0                  $ 0

Advisor JapanB,+                $ 0                     $ 0                    $ 0                  $ 0

Advisor Europe Capital          $ 0                     $ 0                    $ 0                  $ 4
AppreciationB,+

Advisor International Capital   $ 0                     $ 0                    $ 0                  $ 5
AppreciationB

Advisor OverseasB               $ 0                     $ 0                    $ 0                  $ 464

Advisor Diversified             $ 0                     $ 0                    $ 0                  $ 8
InternationalB,+

Advisor Global EquityB,+        $ 0                     $ 0                    $ 0                  $ 8

Advisor TechnoQuant GrowthB     $ 0                     $ 0                    $ 0                  $ 13

Advisor Small CapB,+            $ 0                     $ 0                    $ 0                  $ 13

Advisor Strategic               $ 0                     $ 0                    $ 0                  $ 230
OpportunitiesB

Advisor MidCapB                 $ 0                     $ 0                    $ 0                  $ 170

Advisor Retirement GrowthB,+    $ 0                     $ 0                    $ 0                  $ 16

Advisor Equity GrowthB,C,H      $ 0                     $ 0                    $ 0                  $ 2,058

Advisor Large CapB              $ 0                     $ 0                    $ 0                  $ 34

Advisor Dividend GrowthB,+      $ 0                     $ 0                    $ 0                  $ 44

Advisor Growth Opportunities    $ 0                     $ 0                    $ 0                  $ 8,661
B,D,H

Advisor Growth & IncomeB        $ 0                     $ 0                    $ 0                  $ 151

Advisor Equity  IncomeB,E,H     $ 0                     $ 0                    $ 0                  $ 1,358

Advisor Asset AllocationB,+     $ 0                     $ 0                    $ 0                  $ 8

Advisor BalancedB,F,H           $ 0                     $ 0                    $ 0                  $ 1,114

Advisor Emerging Markets        $ 0                     $ 0                    $ 0                  $ 36
IncomeB

Advisor High YieldB,G,H         $ 0                     $ 0                    $ 0                  $ 1,280

Advisor Strategic IncomeB       $ 0                     $ 0                    $ 0                  $ 86

Advisor Government InvestmentB  $ 0                     $ 0                    $ 0                  $ 77

Advisor Mortgage SecuritiesB    $ 0                     $ 0                    $ 0                  $ 187

Advisor Intermediate BondB      $ 0                     $ 0                    $ 0                  $ 176

Advisor Short Fixed-IncomeB     $ 0                     $ 0                    $ 0                  $ 129

Advisor Municipal IncomeB       $ 0                     $ 0                    $ 0                  $ 160

Advisor Intermediate            $ 0                     $ 0                    $ 0                  $ 25
Municipal IncomeB

TOTAL COMPENSATION FROM THE     $ 0                     $ 0                    $ 0                  $ 223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                       Phyllis Burke Davis  Robert  M. Gates  E. Bradley Jones  Donald J. Kirk  Ned C. Lautenbach***
FUND

Advisor Latin AmericaB,+     $ 0                  $ 0               $ 0               $ 0             $ 0

Advisor JapanB,+             $ 0                  $ 0               $ 0               $ 0             $ 0

Advisor Europe Capital       $ 4                  $ 4               $ 4               $ 4             $ 0
AppreciationB,+

Advisor International
Capital                      $ 5                  $ 5               $ 5               $ 5             $ 0
AppreciationB

Advisor OverseasB            $ 461                $ 467             $ 464             $ 473           $ 0

Advisor Diversified          $ 8                  $ 8               $ 8               $ 8             $ 0
InternationalB,+

Advisor Global EquityB,+     $ 8                  $ 8               $ 8               $ 8             $ 0

Advisor TechnoQuant GrowthB  $ 13                 $ 13              $ 13              $ 13            $ 0

Advisor Small CapB,+         $ 13                 $ 13              $ 13              $ 13            $ 0

Advisor Strategic            $ 228                $ 231             $ 230             $ 234           $ 0
OpportunitiesB

Advisor MidCapB              $ 169                $ 171             $ 170             $ 174           $ 0

Advisor Retirement
GrowthB,+                    $ 16                 $ 16              $ 16              $ 16            $ 0

Advisor Equity
GrowthB,C,H                  $ 2,044              $ 2,072           $ 2,058           $ 2,101         $ 0

Advisor Large CapB           $ 34                 $ 34              $ 34              $ 35            $ 0

Advisor Dividend
GrowthB,+                    $ 44                 $ 44              $ 44              $ 45            $ 0

Advisor Growth
Opportunities                $ 8,603              $ 8,721           $ 8,662           $ 8,840         $ 0
B,D,H

Advisor Growth & IncomeB     $ 149                $ 152             $ 150             $ 154           $ 0

Advisor Equity
IncomeB,E,H                  $ 1,348              $ 1,367           $ 1,358           $ 1,386         $ 0

Advisor Asset
AllocationB,+                $ 8                  $ 8               $ 8               $ 8             $ 0

Advisor BalancedB,F,H        $ 1,068              $ 1,083           $ 1,076           $ 1,098         $ 0

Advisor Emerging Markets     $ 35                 $ 36              $ 36              $ 36            $ 0
IncomeB

Advisor High YieldB,G,H      $ 1,271              $ 1,290           $ 1,280           $ 1,307         $ 0

Advisor Strategic IncomeB    $ 85                 $ 86              $ 85              $ 87            $ 0

Advisor Government
InvestmentB                  $ 76                 $ 77              $ 77              $ 78            $ 0

Advisor Mortgage
SecuritiesB                  $ 186                $ 188             $ 187             $ 190           $ 0

Advisor Intermediate
BondB                        $ 175                $ 178             $ 176             $ 180           $ 0

Advisor Short
Fixed-IncomeB                $ 128                $ 130             $ 129             $ 131           $ 0

Advisor Municipal IncomeB    $ 159                $ 161             $ 160             $ 163           $ 0

Advisor Intermediate         $ 25                 $ 25              $ 25              $ 25            $ 0
Municipal IncomeB

TOTAL COMPENSATION
FROM THE                     $ 220,500            $ 223,500         $ 222,000         $ 226,500       $ 0
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                       Peter  S. Lynch**  William O. McCoy  Gerald C. Mc-Donough  Marvin L. Mann  Robert  C. Pozen**
FUND

Advisor Latin AmericaB,+     $ 0                $ 0               $ 0                   $ 0             $ 0

Advisor JapanB,+             $ 0                $ 0               $ 0                   $ 0             $ 0

Advisor Europe Capital       $ 0                $ 4               $ 5                   $ 4             $ 0
AppreciationB,+

Advisor International
Capital                      $ 0                $ 5               $ 6                   $ 5             $ 0
AppreciationB

Advisor OverseasB            $ 0                $ 467             $ 575                 $ 461           $ 0

Advisor Diversified          $ 0                $ 8               $ 10                  $ 8             $ 0
InternationalB,+

Advisor Global EquityB,+     $ 0                $ 8               $ 10                  $ 8             $ 0

Advisor TechnoQuant
GrowthB                      $ 0                $ 13              $ 16                  $ 13            $ 0

Advisor Small CapB,+         $ 0                $ 13              $ 16                  $ 13            $ 0

Advisor Strategic            $ 0                $ 231             $ 285                 $ 228           $ 0
OpportunitiesB

Advisor MidCapB              $ 0                $ 171             $ 211                 $ 169           $ 0

Advisor Retirement
GrowthB,+                    $ 0                $ 16              $ 20                  $ 16            $ 0

Advisor Equity
GrowthB,C,H                  $ 0                $ 2,072           $ 2,550               $ 2,045         $ 0

Advisor Large CapB           $ 0                $ 34              $ 42                  $ 34            $ 0

Advisor Dividend
GrowthB,+                    $ 0                $ 44              $ 54                  $ 44            $ 0

Advisor Growth
Opportunities                $ 0                $ 8,721           $ 10,728              $ 8,608         $ 0
B,D,H

Advisor Growth & IncomeB     $ 0                $ 152             $ 186                 $ 150           $ 0

Advisor Equity
IncomeB,E,H                  $ 0                $ 1,367           $ 1,682               $ 1,349         $ 0

Advisor Asset
AllocationB,+                $ 0                $ 8               $ 10                  $ 8             $ 0

Advisor BalancedB,F,H        $ 0                $ 1,083           $ 1,331               $ 1,105         $ 0

Advisor Emerging Markets     $ 0                $ 36              $ 44                  $ 35            $ 0
IncomeB

Advisor High YieldB,G,H      $ 0                $ 1,290           $ 1,586               $ 1,273         $ 0

Advisor Strategic IncomeB    $ 0                $ 86              $ 105                 $ 85            $ 0

Advisor Government
InvestmentB                  $ 0                $ 77              $ 95                  $ 76            $ 0

Advisor Mortgage
SecuritiesB                  $ 0                $ 188             $ 231                 $ 185           $ 0

Advisor Intermediate
BondB                        $ 0                $ 178             $ 218                 $ 175           $ 0

Advisor Short
Fixed-IncomeB                $ 0                $ 130             $ 160                 $ 128           $ 0

Advisor Municipal IncomeB    $ 0                $ 161             $ 198                 $ 159           $ 0

Advisor Intermediate         $ 0                $ 25              $ 31                  $ 25            $ 0
Municipal IncomeB

TOTAL COMPENSATION
FROM THE                     $ 0                 $223,500         $ 273,500             $ 220,500       $ 0
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A   Thomas R. Williams
FUND

Advisor Latin AmericaB,+        $ 0

Advisor JapanB,+                $ 0

Advisor Europe Capital          $ 4
AppreciationB,+

Advisor International Capital   $ 5
AppreciationB

Advisor OverseasB               $ 467

Advisor Diversified             $ 8
InternationalB,+

Advisor Global EquityB,+        $ 8

Advisor TechnoQuant GrowthB     $ 13

Advisor Small CapB,+            $ 13

Advisor Strategic               $ 231
OpportunitiesB

Advisor MidCapB                 $ 171

Advisor Retirement GrowthB,+    $ 16

Advisor Equity GrowthB,C,H      $ 2,072

Advisor Large CapB              $ 34

Advisor Dividend GrowthB,+      $ 44

Advisor Growth Opportunities    $ 8,721
B,D,H

Advisor Growth & IncomeB        $ 152

Advisor Equity  IncomeB,E,H     $ 1,367

Advisor Asset AllocationB,+     $ 8

Advisor BalancedB,F,H           $ 1,121

Advisor Emerging Markets        $ 36
IncomeB

Advisor High YieldB,G,H         $ 1,289

Advisor Strategic IncomeB       $ 86

Advisor Government InvestmentB  $ 77

Advisor Mortgage SecuritiesB    $ 188

Advisor Intermediate BondB      $ 177

Advisor Short Fixed-IncomeB     $ 130

Advisor Municipal IncomeB       $ 161

Advisor Intermediate            $ 25
Municipal IncomeB

TOTAL COMPENSATION FROM THE     $ 223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

+ Estimated

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $933, Phyllis Burke Davis, $933, Robert M. Gates, $933, E. Bradley Jones, $933, Donald J. Kirk, $933, William O. McCoy, $933, Gerald C. McDonough, $1,089, Marvin L. Mann, $933, and Thomas R. Williams, $933.

D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $3,927, Phyllis Burke Davis, $3,927, Robert M. Gates, $3,927, E. Bradley Jones, $3,927, Donald J. Kirk, $3,927, William O. McCoy, $3,927, Gerald C. McDonough, $4,581, Marvin L. Mann, $3,927, and Thomas R. Williams, $3,927.

E The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $616, Phyllis Burke Davis, $616, Robert M. Gates, $616, E. Bradley Jones, $616, Donald J. Kirk, $616, William O. McCoy, $616, Gerald C. McDonough, $719, Marvin L. Mann, $616, and Thomas R. Williams, $616.

F The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $512, Phyllis Burke Davis, $512, Robert M. Gates, $512, E. Bradley Jones, $512, Donald J. Kirk, $512, William O. McCoy, $512, Gerald C. McDonough, $598, Marvin L. Mann, $512, and Thomas R. Williams, $512.

G The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $579, Phyllis Burke Davis, $579, Robert M. Gates, $579, E. Bradley Jones, $579, Donald J. Kirk, $579, William O. McCoy, $579, Gerald C. McDonough, $676, Marvin L. Mann, $579, and Thomas R. Williams, $579.

H Certain of the non-interested trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as follows: Equity Growth (Ralph F. Cox, $789, William O. McCoy, $723, Marvin L. Mann, $789, Thomas R. Williams, $789); Growth Opportunities (Ralph F. Cox, $3,322, William O. McCoy, $3,059, Marvin L. Mann, $3,322, Thomas R. Williams, $3,322); Equity Income (Ralph F. Cox, $521, William O. McCoy, $480, Marvin L. Mann, $521, Thomas R, Williams, $521); Balanced (Ralph F. Cox, $435, William O. McCoy, $359, Marvin L. Mann, $435, Thomas R. Williams, $435); and High Yield (Ralph
F. Cox, $492, William O. McCoy, $417, Marvin L. Mann, $492, Thomas R. Williams, $492).

THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOR THE BOND FUNDS ON PAGE 163.

BOND FUNDS

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%           $ 1 billion       .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350             850              .1260

 228 - 264            .1300             900              .1246

 264 - 300            .1275             950              .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 over - 1,260         .0920


THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOR THE EQUITY FUNDS ON PAGE 164.

EQUITY FUNDS

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%           $ 1 billion       .5200%

 3 - 6                .4900             50               .3823

 6 - 9                .4600             100              .3512

 9 - 12               .4300             150              .3371

 12 - 15              .4000             200              .3284

 15 - 18              .3850             250              .3219

 18 - 21              .3700             300              .3163

 21 - 24              .3600             350              .3113

 24 - 30              .3500             400              .3067

 30 - 36              .3450             450              .3024

 36 - 42              .3400             500              .2982

 42 - 48              .3350             550              .2942

 48 - 66              .3250             600              .2904

 66 - 84              .3200             650              .2870

 84 - 102             .3150             700              .2838

 102 - 138            .3100             750              .2809

 138 - 174            .3050             800              .2782

 174 - 210            .3000             850              .2756

 210 - 246            .2950             900              .2732

 246 - 282            .2900             950              .2710

 282 - 318            .2850             1,000            .2689

 318 - 354            .2800             1,050            .2669

 354 - 390            .2750             1,100            .2649

 390 - 426            .2700             1,150            .2631

 426 - 462            .2650             1,200            .2614

 462 - 498            .2600             1,250            .2597

 498 - 534            .2550             1,300            .2581

 534 - 587            .2500             1,350            .2566

 587 - 646            .2463             1,400            .2551

 646 - 711            .2426

 711 - 782            .2389

 782 - 860            .2352

 860 - 946            .2315

 946 - 1,041          .2278

 1,041 - 1,145        .2241

 1,145 - 1,260        .2204

 over - 1,260         .2167


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 164.

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $669 billion of group net assets - the approximate level for December 1998 - was 0.2863%, which is the weighted average of the respective fee rates for each level of group net assets up to $669 billion.

THE FOLLOWING INFORMATION REPLACES THE FOURTH AND FIFTH PARAGRAPHS FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 165.

COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each of Advisor Overseas and Advisor Growth Opportunities is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500 for Advisor Growth Opportunities or the cap-weighted EAFE for Overseas. The performance period consists of the most recent month plus the previous 35 months.

The basic fee for Advisor Value Strategies is subject to downward adjustment, depending on whether, and to what extent, the fund's investment performance for the performance period is exceeded by the record over the same period of the S&P 500. The performance period consists of the most recent month plus the previous 35 months. After December 31, 2000, no performance adjustment will be applied to the basic fee for Advisor Value Strategies.

Each percentage point of difference, calculated to the nearest 0.01% (for Advisor Overseas, Advisor Value Strategies, and Advisor Growth Opportunities) (up to a maximum difference of (plus/minus)10.00 for Advisor Overseas and Advisor Growth Opportunities and -10.00 for Advisor Value Strategies) is multiplied by a performance adjustment rate of 0.02%.

THE FOLLOWING INFORMATION REPLACES THE SEVENTH AND EIGHTH PARAGRAPHS FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 165.

The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee for Advisor Overseas and Advisor Growth Opportunities or subtracted from the basic fee for Advisor Value Strategies.

The maximum annualized performance adjustment rate is (plus/minus)0.20% for Advisor Overseas and Advisor Growth
Opportunities and -0.20% for Advisor Value Strategies of a fund's average net assets over the performance period.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 166.

                            FISCAL YEAR ENDED  PERFORMANCE ADJUSTMENT  MANAGEMENT FEES PAID TO FMR

ADVISOR VALUE STRATEGIES##

1998                        11/30                1,343,174 (downward)    2,375,350*

1/1/97 - 11/30/97           11/30                1,112,763 (downward)    2,293,268*

1996                        12/31                962,281 (downward)      3,621,407*

1995                        12/31                91,269 (upward)         3,510,812*


* Including the amount of the performance adjustment.

## Prior to July 1, 1999, Advisor Value Strategies paid FMR a monthly management fee with two components: a basic fee and a performance adjustment. The basic fee was subject to upward or downward adjustment, depending on whether, and to what extent, the fund's investment performance for the performance period exceeded, or was exceeded by, the record over the same period of the S&P 500. The maximum annualized performance adjustment rate was (plus/minus)0.20% of the fund's average net assets over the performance period.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "SUB-ADVISERS" IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 168.

On behalf of Advisor TechnoQuant Growth, Advisor Small Cap, Advisor Value Strategies, Advisor Mid Cap, Advisor Retirement Growth, Advisor Equity Growth, Advisor Large Cap, Advisor Dividend Growth, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income, Advisor Asset Allocation, Advisor Balanced, Advisor High Yield, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Advisor Latin America and Advisor Europe Capital Appreciation, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIAA. FIAA, in turn, has entered into a sub-advisory agreement with FIAA(U.K.)L. On behalf of Advisor Japan, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor Emerging Markets Income, and Advisor Strategic Income, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "SUB-ADVISERS" IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 168.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FMR pays FIJ and FIIA a fee equal to 57% of its monthly management fee (including performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

THE FOLLOWING INFORMATION REPLACES THE SECOND AND EIGHTH PARAGRAPHS FOUND IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION ON PAGE 182.

Each class of Advisor Municipal Income and Advisor Intermediate Municipal Income has entered into a transfer agent agreement with Citibank, N.A., which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank, N.A. provides transfer agency, dividend disbursing, and shareholder services for each class of each fund. Citibank, N.A. in turn has entered into sub-transfer agent agreements with FIIOC. Under the terms of the sub-agreements, FIIOC performs all processing activities associated with providing these services for each class of each fund and receives all related transfer agency fees paid to Citibank, N.A.

Each of Advisor Municipal Income and Advisor Intermediate Municipal Income has also entered into a service agent agreement with Citibank, N.A. Under the terms of the agreements, Citibank, N.A. provides pricing and bookkeeping services for each fund. Citibank, N.A. in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank, N.A.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUSTS" SECTION ON PAGE 185.

CUSTODIANS. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Advisor International Capital Appreciation, Advisor Mid Cap, Advisor Growth Opportunities, Advisor Value Strategies, and Advisor Large Cap. State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts, is custodian of the assets of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, Advisor Global Equity, Advisor Small Cap, Advisor Retirement Growth, Advisor Dividend Growth, and Advisor Asset Allocation. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of Advisor TechnoQuant Growth, Advisor Overseas, Advisor Equity Growth, Advisor Growth & Income, Advisor Equity Income, Advisor Balanced, and Advisor Emerging Markets Income. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Intermediate Bond, Advisor Mortgage Securities and Advisor Short Fixed-Income. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of Advisor Municipal Income and Advisor Intermediate Municipal Income. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "AUDITORS" IN THE "DESCRIPTION OF THE TRUSTS" SECTION ON PAGE 186.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts serves as independent accountant for Advisor Europe Capital
Appreciation. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

Effective February 18, 1999, Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Advisor International Capital Appreciation, Advisor TechnoQuant Growth, Advisor Value Strategies, Advisor Mid Cap, Advisor Equity Growth, Advisor Large Cap, Advisor Growth Opportunities, Advisor Growth & Income, Advisor Equity Income, Advisor Balanced, Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, and Advisor Short Fixed-Income for the next fiscal period. The auditor examines financial statements for the funds and provides other audit, tax, and related services.